UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: June 15, 2021

TARGET GROUP INC.

 (Exact name of registrant as specified in its charter)

Delaware	000-55066	46-3621499
State or other jurisdiction incorporation	Commission File Number	IRS Employer Identification No.

20 Hempstead Drive, Hamilton, Ontario, Canada	L8W 2E7
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (905) 541-3833

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

For an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Emerging Growth Company ☐

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchanges on which registered

N/A	N/A	N/A

Section 7- Regulation FD

Item 7.01	Regulation FD Disclosure

On June 15, 2021, the Company distributed a newsletter to its shareholders announcing that its wholly owned subsidiary, CanaryRx Inc., has received its Health Canada sales license which will permit Canary Rx Inc. to manufacture and sell cannabis products directly to provincial distributors and other authorized Canadian retail supply channels.

A copy of the newsletter is attached as an exhibit to this Report and is incorporated herein by this reference.

Section 9- Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Newsletter dated June 15, 2021

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET GROUP INC.

Dated: June 15, 2021	By:	/s/ Anthony Zarcone
Chief Executive Officer